Dreyfus
New York Tax Exempt
Money Market Fund

ANNUAL REPORT
May 31, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                            20   Report of Independent Auditors

                            21   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                               Dreyfus New York
                                                   Tax Exempt Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus New York Tax Exempt Money Market Fund, covering the 12-month period from June 1, 2000 through May 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Irace.

While the past year has been difficult for the U.S. economy, we have recently seen signs that improvement may be in sight. The Federal Reserve Board's aggressive easing of monetary policy produced a 2.5 percentage-point drop in short-term interest rates, a move designed to stimulate economic growth by reducing borrowing costs for corporations and consumers. Passage of a $1.3 trillion federal tax cut should further stimulate economic growth, as should reduced inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current economic slowdown should give way to renewed economic growth later this year.

The implications of this economic scenario may be positive for the tax-exempt money markets, which may produce higher yields if the economy gains momentum. Even in the recent low interest-rate environment, money markets served investors well by effectively sheltering assets from the volatility that roiled the stock and high yield bond markets when economic conditions deteriorated earlier this year.

Of course, our economic perspectives may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment. For additional market perspectives, point your web browser to www.dreyfus.com and go to the Market Commentary section.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
June 15, 2001




DISCUSSION OF FUND PERFORMANCE

Joseph Irace, Portfolio Manager

How did Dreyfus New York Tax Exempt Money Market Fund perform during the period?

For the 12-month period ended May 31, 2001, the fund produced a 3.23% yield. Taking into account the effects of compounding, the fund provided an effective yield of 3.28% during the same period.(1)

We attribute the fund's performance primarily to our strategy of capturing high current yields for as long as we deemed practical while interest rates declined.

What is the fund's investment approach?

The fund seeks a high level of current income that is exempt from federal, New York state and New York city personal income taxes as is consistent with the preservation of capital and the maintenance of liquidity.

In pursuing this objective, we employ two primary strategies. First, we attempt to add value by constructing a diverse portfolio of high quality, tax-exempt money market instruments from New York issuers. Second, we actively manage the
portfolio's   average   maturity  in  anticipation  of  what  we  believe  are
supply-and-demand changes in the short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the average maturity of the portfolio, which could enable us to take advantage of opportunities when short-term supply increases. Yields generally tend to rise when there is an increase in new-issue supply competing for investor interest. New securities, which are generally issued with maturities in the one-year range, may in turn lengthen the portfolio's average maturity. If we anticipate limited new-issue supply, we may then look to extend the portfolio's average maturity to maintain then current yields for as long as we believe practical. At other times, we try to maintain an average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

Falling interest rates in a weakening economy represented the primary driver of the fund' s performance. Economic weakness was particularly severe in the manufacturing sector, where slower sales and abnormally high inventories of unsold goods led to workforce layoffs and lower stock prices. In an effort to stimulate economic growth, the Federal Reserve Board reduced short-term interest rates by 2.5 percentage points in five separate moves. In this declining interest-rate environment, yields on tax-exempt money market instruments generally fell.

In anticipation of falling interest rates, we extended the fund's weighted average maturity -- a measure of sensitivity to changing interest rates -- to the long end of its range. This strategy enabled the fund to capture prevailing yields for as long as we thought practical while interest rates declined.

From a security selection perspective, variable-rate demand notes ("VRDNs") provided the most attractive risk-reward characteristics, in our opinion. At times, VRDNs -- on which yields are reset either daily or weekly -- offered higher yields than one-year fixed-rate notes. Accordingly, more than 55% of the fund' s assets were invested in VRDNs as of the end of the reporting period. The remainder of assets was primarily invested in a "laddered" portfolio of municipal notes in which securities mature at predetermined intervals. This strategy is generally intended to enhance our ability to lengthen or shorten the fund' s weighted average maturity in anticipation of near-term technical factors
in    the    marketplace.

What is the fund's current strategy?

Over the near term, we expect the market to be influenced by changes in the balance between the supply of tax-exempt money market instruments from New York issuers and investor demand for those securities. As the economy deteriorated during the period, demand for tax-exempt money market instruments intensified from individuals seeking an investment alternative to a highly volatile stock market. At the same time, New York municipalities came to the market with only slightly more short-term debt than during the same period one year earlier.

However, the supply situation may change if, as we expect, a slower economy begins to put pressure on state and municipal tax revenues. This is why the fund is maintaining its focus on VRDNs, which afford the fund a high degree of liquidity as well as high credit quality.

In addition, while we have continued to maintain the fund' s relatively long-weighted average maturity in an effort to maintain what we believe are competitive yields, we have not extended the fund's weighted average maturity even further because of our interest in maintaining flexibility amid ongoing economic uncertainty. Of course, markets, strategy and portfolio composition can change at any time.

June 15, 2001

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW YORK RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund


STATEMENT OF INVESTMENTS

May 31, 2001

                                                                                               Principal
TAX EXEMPT INVESTMENTS--98.2%                                                                 Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Albany, GO Notes 4.70%, 11/1/2001                                                               500,000                  501,005

Albany Industrial Development Agency, Civic Facility

  Revenue, VRDN (Albany College Pharmacy)

   2.70% (Liquidity Facility; Fleet Bank and LOC; Asset Guaranty)                             3,330,000  (a)           3,330,000

Argyle Central School District, GO Notes

   5%, 6/15/2001 (Insured; FSA)                                                               2,025,000                2,025,485

Arkport Central School District, GO Notes

   5.20%, 6/15/2001 (Insured; FSA)                                                            2,375,000                2,375,747

Avon Central School District, GO Notes

   4.25%, 6/15/2001 (Insured; MBIA)                                                             299,361                  299,444

Babylon Industrial Development Agency, IDR, VRDN

   (Lambro Industry Inc., Project) 2.90% (LOC; Fleet Bank)                                    1,080,000  (a)           1,080,000

Barker Central School District, GO Notes

   5.125%, 6/1/2001 (Insured; AMBAC)                                                            400,000                  400,000

Beacon City School District, GO Notes

   TAN 4.75%, 6/28/2001                                                                       2,200,000                2,200,472

Boston Township, GO Notes, BAN 4.75%, 7/26/2001                                               3,422,000                3,422,491

Brentwood Union Free School District, GO Notes

   TAN 5%, 6/29/2001                                                                            500,000                  500,557

Brookhaven Public Improvement, GO Notes

   5.20%, 11/15/2001 (Insured; AMBAC)                                                         1,000,000                1,009,390

Broome County, GO Notes, BAN 3.40%, 4/1/2002                                                  5,000,000                5,016,160

Broome County Industrial Development Agency, IDR

  Refunding, VRDN (Bing Realty Co. Project)

   2.80% (LOC; First Union Bank)                                                              1,100,000  (a)           1,100,000

Chenango Forks Central School District, GO Notes

   5.60%, 6/15/2001 (Insured; FGIC)                                                             462,566                  462,703

Clarkstown Central School District, GO Notes

   TAN 4.50%, 6/28/2001                                                                       5,000,000                5,000,355

Dutchess County Industrial Development Agency

  Civic Facility Revenue, VRDN

  (Marist College Civic Facility):

      2.75% (LOC; The Bank of New York)                                                       7,330,000  (a)           7,330,000

      2.75% (LOC; Key Bank)                                                                   6,000,000  (a)           6,000,000

East Hampton Township, GO Notes, BAN 3.28%, 2/6/2002                                          2,075,000                2,075,270

East Ramapo Central School District, GO Notes, BAN

   4.625%, 6/27/2001                                                                          6,795,000                6,795,576

Erie County Industrial Development Agency, VRDN:

  Civic Facility Revenue

    (United Cerebral Palsy Association Project)

      3.11% (LOC; Key Bank)                                                                   1,585,000  (a)           1,585,000



                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Erie County Industrial Development Agency, VRDN (continued):

  IDR:

    (Luminescent System Inc., Project)

         3% (LOC; HSBC Bank USA)                                                              6,650,000  (a)           6,650,000

      (Plesh Industrial Inc., Project)

         2.90% (LOC; Manufacturers & Traders Bank)                                            2,400,000  (a)           2,400,000

Falconer Central School District, GO Notes

   BAN 4.75%, 11/21/2001                                                                      2,500,000                2,503,398

Harriman Village, GO Notes, BAN 4.60%, 11/20/2001                                             3,250,000                3,252,196

Herkimer County Industrial Development Agency

  Civic Facilities Revenue, VRDN

  (Templeton Foundation Project)

   3.11% (LOC; Key Bank)                                                                      2,995,000  (a)           2,995,000

Hermon-De Kalb Central School District, GO Notes

   4.125%, 6/15/2001 (Insured; AMBAC)                                                           225,000                  224,960

Honeoye Central School District, GO Notes

   BAN 4.75%, 6/15/2001                                                                       4,315,000                4,315,468

Ithaca City, GO Notes, BAN 3.60%, 1/18/2002                                                   5,800,000                5,819,582

Lancaster Industrial Development Agency, IDR, VRDN

  (Lancaster Steel Service Project)

   2.80% (LOC; Manufacturers and Traders Bank)                                                1,875,000  (a)           1,875,000

Monroe County Industrial Development Agency, IDR

   VRDN (Enbi Corp.) 2.75% (LOC; Rabobank)                                                    4,700,000  (a)           4,700,000

Monroe County Public Improvement, GO Notes, BAN

   4.50%, 7/20/2001                                                                           4,650,000                4,650,876

Mount Kisco, GO Notes, BAN 5%, 8/30/2001                                                      1,270,000                1,271,942

Municipal Assistance Corporation for New York City

  Sales Tax Revenue:

      5.00%, Series M, 7/1/2001                                                               1,000,000                1,001,587

      5.00%, Series N, 7/1/2001                                                                 130,000                  130,164

      5.25%, Series L, 7/1/2001                                                               1,500,000                1,502,078

      5.50%, Series E, 7/1/2001                                                                 635,000                  635,895

      5.50%, Series G, 7/1/2001                                                               1,000,000                1,001,588

City School District of the City of New Rochelle

   GO Notes, BAN 3.75%, 12/21/2001                                                            3,000,000                3,007,650

State of New York, GO Notes:

   4.90%, 6/15/2001                                                                             100,000                  100,059

   4.50%, 10/15/2001                                                                            400,000                  401,951

   7.50%, 11/15/2001                                                                          1,350,000                1,375,587

   3.00%, 3/15/2002                                                                             150,000                  149,901

   4.70%, 3/15/2002                                                                             100,000                  100,995

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

New York City

  GO Notes:

      5%, 6/1/2001                                                                            1,715,000                1,715,000

      4%, 8/1/2001                                                                              200,000                  200,223

      4.10%, 8/1/2001                                                                           400,000                  400,210

      4.25%, 8/1/2001                                                                           100,000                  100,120

      4.40%, 8/1/2001                                                                           500,000                  500,000

      5%, 8/1/2001                                                                              750,000                  752,036

      5.60%, 8/1/2001                                                                           550,000                  551,899

      5.625%, 8/1/2001                                                                          450,000                  450,851

      8%, 8/1/2001                                                                              270,000  (b)             276,257

      5.20%, 8/15/2001                                                                          195,000                  195,674

      5.50%, 8/15/2001                                                                          160,000                  160,382

      6.25%, 10/1/2001                                                                          270,000                  272,438

      6.875%, 2/1/2002                                                                          505,000  (b)             517,634

      7.065%, 2/1/2002                                                                          940,000  (b)             981,190

      VRDN:

         2.70% (Insured; FGIC and Liquidity Facility; FGIC)                                   4,200,000  (a)           4,200,000

         3% (Insured; MBIA and LOC; Commerzbank)                                              3,000,000  (a)           3,000,000

         3.25%, Series C (LOC; Morgan Guaranty Trust Co.)                                     1,200,000  (a)           1,200,000

         3.25%, Series E-5 (LOC; Morgan Guaranty Trust Co.)                                   2,600,000  (a)           2,600,000

New York City Housing Development Corporation

  MFMR, VRDN

  (West 54th Street Development Project)

   2.80% (LOC; Key Bank)                                                                      5,000,000  (a)           5,000,000

New York City Industrial Development Agency

  Civic Facility Revenue, VRDN:

    (Jewish Community Center)

         2.80% (LOC; Manufacturers and Traders Bank)                                          4,900,000  (a)           4,900,000

      (Mercy College Project)

         2.75% (LOC; The Bank of New York)                                                    1,400,000  (a)           1,400,000

   IDR:

      4.50%, 11/1/2001 (LOC; Fleet Bank)                                                      1,450,000                1,450,000

      VRDN (Stroheim & Roman Inc. Project)

         2.75% (LOC; Westdeutsche Landesbank)                                                 5,700,000  (a)           5,700,000

New York City Transitional Finance Authority, Revenue

   VRDN 3%, 6/29/2001                                                                        10,000,000  (a)          10,000,000

New York State Dormitory Authority, Revenues:

   (Methodist Hospital) 4%, 7/1/2001                                                            220,000                  220,088

   VRDN:

      (Glen Eddy Inc.) 2.80% (LOC; Fleet Bank)                                                5,000,000  (a)           5,000,000

      (Miriam Osborn Memorial Home):

         2.80%, Series A (LOC; Manufacturers and Traders Bank)                               12,600,000  (a)          12,600,000

         2.80%, Series B (LOC; Manufacturers and Traders Bank)                                3,945,000  (a)           3,945,000


                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

New York State Energy Research and Development Authority

  PCR, VRDN:

    (Niagara Mohawk Power Corp. Project):

         3.25% (LOC; Toronto Dominion Bank)                                                   1,600,000  (a)           1,600,000

         3.30% (LOC; Morgan Guaranty Trust Co.)                                              10,920,000  (a)          10,920,000

      (NYS Electric & Gas)

         3.082% (LOC; Morgan Guaranty Trust Co.)                                              4,500,000  (a)           4,500,000

New York State Environmental Facilities Corporation, RRR

  VRDN (Equity Huntington Project)

   3.05% (LOC; Union Bank of Switzerland)                                                     2,300,000  (a)           2,300,000

New York State Medical Care Facilities Finance Agency

  HR:

      7.30%, 8/15/2001                                                                        1,785,000  (b)           1,836,042

      7.40%, 8/15/2001                                                                        1,000,000  (b)           1,025,899

New York State Municipal Bond Bank Agency

  Special Program Revenue

   5%, 5/15/2002 (Insured; AMBAC)                                                               385,000                  392,171

New York State Thruway Authority, General Revenue

   5.80%, 1/1/2002                                                                              500,000  (b)             517,848

New York State Thruway Authority, Highway and Bridge

  Trust Fund, Revenues:

      4%, 4/1/2002 (Insured; FGIC)                                                              450,000                  452,925

      5.50%, 4/1/2002 (Insured; FGIC)                                                         2,000,000                2,021,945

New York State Urban Development Corporation

  VRDN (Merlots) 3.04%

   (Insured; AMBAC and LOC; First Union Bank)                                                 5,000,000  (a)           5,000,000

Niagara County Industrial Development Agency, SWDR

  Refunding, VRDN (American Refunding Fuel Co.)

   2.75% (LOC; Chase Manhattan Bank)                                                          9,000,000  (a)           9,000,000

Niagara Falls, GO Notes 5.85%, 6/15/2001 (Insured; MBIA)                                        150,000                  150,135

Oswego County Industrial Development Agency

  Civic Facility Revenue, VRDN:

    (Noonan Community Service Corp. Project)

         2.70% (LOC; Federal Home Loan Bank)                                                  4,135,000  (a)           4,135,000

      Refunding (Phillip Morris Construction Project) 3%                                      5,000,000  (a)           5,000,000

      (Springside)

         3.11% (LOC; Key Bank)                                                                4,710,000  (a)           4,710,000

      (Templeton Foundation Project)

         3.11% (LOC; Key Bank)                                                                4,565,000  (a)           4,565,000

Pawling Central School District, GO Notes, BAN

   3.50%, 11/21/2001                                                                           3,300,00                3,305,328

Penn Yan, GO Notes, BAN 4.875%, 7/19/2001                                                     2,400,000                2,401,253

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Plattsburgh, GO Notes 4.40%, 11/15/2001 (Insured; FGIC)                                         760,000                  763,555

Port Chester Industrial Development Agency, IDR

  VRDN (40 Pearl Street)

   2.85% (LOC; The Bank of New York)                                                          4,850,000  (a)           4,850,000

Rockland County Industrial Development Agency, IDR,

  VRDN:

    (Intercos America Inc. Project)

         3% (LOC; HSBC Bank USA)                                                              4,700,000  (a)           4,700,000

      (Jawonio Inc. Project)

         2.75% (LOC; The Bank of New York)                                                    5,480,000  (a)           5,480,000

Saratoga Springs City School District

   GO Notes 4.30%, 10/1/2001 (Insured; FSA)                                                     250,000                  250,730

Schenectady County Industrial Development Agency, IDR

  VRDN (Super Steel Inc., Project)

   2.80% (LOC; Key Bank)                                                                      1,300,000  (a)           1,300,000

Seneca County Industrial Development Agency

  Civic Facility Revenue, VRDN

  (Kidspeace National Centers Project)

   3.11% (LOC; Key Bank)                                                                      2,400,000  (a)           2,400,000

Spring Valley Public Improvement, GO Notes

   4.80%, 8/15/2001 (Insured; FSA)                                                              100,000                  100,086

Stony Point, GO Notes, BAN 3.75%, 2/7/2002                                                    4,875,000                4,887,974

Suffolk County Industrial Development Agency

  Civic Facility Revenue, VRDN:

    (Guide Dog Foundation Incorporated)

         2.75% (LOC; The Bank of New York)                                                    4,000,000  (a)           4,000,000

      (Hampton Day School Civic)

         2.85% (LOC; Chase Manhattan Bank)                                                    3,040,000  (a)           3,040,000

Sullivan County, GO Notes, BAN 4.625%, 9/14/2001                                              1,005,000                1,005,899

Syracuse Industrial Development Agency

  Civic Facility Revenue, VRDN

  (Community Development Properties-Larned Project)

   2.90% (LOC; Manufacturers and Traders Bank)                                                3,000,000  (a)           3,000,000

Triborough Bridge and Tunnel Authority, Revenue

   BAN 5%, 1/17/2002                                                                         12,000,000               12,146,015

Tupper Lake Central School District, GO Notes

   5.40%, 6/15/2001 (Insured; FSA)                                                              583,389                  583,519

Valhalla Union Free School District, GO Notes

   5.60%, 6/1/2001 (Insured; MBIA)                                                              285,000                  285,000


                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

West Genesee Central School District

   GO Notes 4%, 4/15/2002                                                                       445,000                  448,026

Westchester County Industrial Development Agency

  Civic Facility Revenue, VRDN

  (Jacob Burns Film Center Project)

   2.85% (LOC; The Bank of New York)                                                          4,500,000  (a)           4,500,000

Yates County Industrial Development Agency

  Civic Facility Revenue, VRDN

  (Keuka College Project)

   2.85% (LOC; HSBC Bank USA)                                                                 2,000,000  (a)           2,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $290,438,234)                                                             98.2%              290,438,884

CASH AND RECEIVABLES                                                                               1.8%                5,378,004

NET ASSETS                                                                                       100.0%              295,816,888

                                                                                                     The Fund


STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC            American Municipal Bond Assurance
                     Corporation

BAN              Bond Anticipation Notes

FGIC             Financial Guaranty Insurance Company

FSA              Financial Security Assurance

GO               General Obligation

HR               Hospital Revenue

IDR              Industrial Development Revenue

LOC              Letter of Credit

MBIA             Municipal Bond Investors Assurance
                     Insurance Corporation

MFMR             Multi-Family Mortgage Revenue

PCR              Pollution Control Revenue

RRR              Resources Recovery Revenue

SWDR             Solid Waste Disposal Revenue

TAN              Tax Anticipation Notes

VRDN             Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                                 64.8

AAA/AAA (c)                      Aaa/Aa, A1 (c)                  AAA/AA (c)                                       13.3

Not Rated (d)                    Not Rated( d)                   Not Rated (d)                                    21.9

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

(B)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  NOTES WHICH ARE NOT F, MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS OF
     THE ISSUERS.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

May 31, 2001

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           290,438,234   290,438,884

Cash                                                                  2,519,698

Interest receivable                                                   3,059,092

Prepaid expenses                                                         16,515

                                                                    296,034,189
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           142,033

Accrued expenses                                                         75,268

                                                                        217,301
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      295,816,888
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     295,858,932

Accumulated net realized gain (loss) on investments                     (42,694)

Accumulated gross unrealized appreciation of investments                    650
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      295,816,888
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                    295,875,006

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended May 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     10,832,133

EXPENSES:

Management fee--Note 2(a)                                            1,398,455

Shareholder servicing costs--Note 2(b)                                 313,787

Professional fees                                                       38,276

Custodian fees                                                          37,104

Trustees' fees and expenses--Note 2(c)                                  24,351

Registration fees                                                        9,164

Prospectus and shareholders' reports                                     7,644

Miscellaneous                                                           10,498

TOTAL EXPENSES                                                       1,839,279

INVESTMENT INCOME--NET                                               8,992,854
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):

Net realized gain (loss) on investments                                  5,133

Net unrealized appreciation (depreciation) on investments              (1,817)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                   3,316

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 8,996,170

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended May 31,
                                             -----------------------------------
                                                     2001              2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          8,992,854           8,116,703

Net realized gain (loss) on investments             5,133                --

Net unrealized appreciation (depreciation)
   of investments                                  (1,817)              2,467

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    8,996,170           8,119,170
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (8,992,854)          (8,116,703)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 362,414,165         346,353,002

Dividends reinvested                            8,544,234           7,727,792

Cost of shares redeemed                      (346,584,263)       (378,433,930)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            24,374,136         (24,353,136)

TOTAL INCREASE (DECREASE) IN NET ASSETS        24,377,452         (24,350,669)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           271,439,436          295,790,105

END OF PERIOD                                 295,816,888          271,439,436

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                             Year Ended May 31,
                                                                 -------------------------------------------------------------------
                                                                 2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                           .032           .028           .025           .029          .028

Distributions:

Dividends from investment income--net                           (.032)         (.028)         (.025)         (.029)        (.028)

Net asset value, end of period                                   1.00           1.00           1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 3.28           2.88           2.54           2.97          2.83
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .66            .66            .65            .67           .68

Ratio of net investment income
   to average net assets                                         3.22           2.84           2.50           2.93          2.79
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         295,817        271,439        295,790        281,274       291,529

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus New York Tax Exempt Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal, New York State and New York City income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation ("the Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

earnings credits of $8,169 during the period ended May 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $43,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to May 31, 2001. If not applied, $24,000 of the carryover expires in fiscal 2003, $7,000 expires in fiscal 2004, $3,000 expires in fiscal 2005, $4,000 expires in fiscal 2006, $4,000 expires in fiscal 2007 and $1,000 expires in fiscal 2008.

At May 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTE 2--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 11_2% of the value of the fund's average net assets, the fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended May 31, 2001, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2001, the fund was charged $166,585 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2001, the fund was charged $95,533 pursuant to the transfer agency agreement.

(c) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

                                                                        The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Dreyfus New York Tax Exempt Money Market Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus New York Tax Exempt Money Market Fund, including the statement of investments, as of May 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New York Tax Exempt Money Market Fund at May 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


/s/Ernst & Young LLP
New York, New York
July 9, 2001



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended May 31, 2001 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are New York residents, New York State and New York City personal income taxes).

                                                                        The Fund

                     For More Information

                        Dreyfus New York Tax Exempt
                        Money Market Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  273AR0501